Exhibit 99.2




                           AmeriVest Properties Inc.



                Supplemental Operating and Financial Information

                               First Quarter 2004







              As of and for the three months ended March 31, 2004.
             All dollar amounts shown in this report are unaudited.


This Supplemental Operating and Financial Information is not an offer to sell or solicitation to buy any securities of AmeriVest Properties Inc. Any offers to sell or solicitations to buy any securities of AmeriVest Properties Inc. shall be made by means of a prospectus.

                                Table of Contents

Corporate Information                                              1

Financial Information
     Selected Financial Data                                       3
     Consolidated Statements of Operations                         4
     Geographic Operating Information - 2004                       5
     Geographic Operating Information - 2003                       6
     Non-GAAP Financial Measures                                   7
     Consolidated Balance Sheets                                   8
     Debt Summary                                                  9

Portfolio Information
     Property Summary                                             10
     Lease Expiration Information                                 11
     Other Property Information                                   14

Corporate Information

Company Overview

     AmeriVest Properties Inc. is a real estate investment trust (REIT) which owns and operates commercial office buildings in select markets catering to small and medium size businesses. At March 31, 2004, AmeriVest owned 27 properties totaling 2,365,640 square feet located in Colorado, Texas, Arizona and Indiana. The Company's core portfolio (which excludes assets it owns less than 100% and smaller office buildings primarily leased to the State of Texas) included 13 properties totaling 2,083,537 square feet located in metropolitan Denver, Dallas, Phoenix and Indianapolis.

Strategy

     We believe that office space for small to medium size businesses is a large and underserved market. According to data compiled by the Office of Advocacy of the U.S. Small Business Administration in 2001, 89% of all U.S. businesses employed fewer than 20 employees. As a result, we believe that many businesses have office space requirements of no more than 4,000 square feet.

     Small to medium size businesses often have specific needs and limitations that are different from larger businesses. For example, small and medium size businesses cannot usually afford large corporate staffs to manage office leasing. These businesses have needs similar to larger firms, such as access to cutting edge technology, conference facilities, high quality telecommunications equipment and other amenities, but usually do not have a comparable budget to those firms. Our strategy is to focus on providing an office product targeted to this large market and its unmet needs in a cost effective manner. The key elements of our strategy include:

     -- Provide a superior, consistent product - We seek to provide a level of amenities to small and medium size businesses in our office properties that usually only larger companies would be able to obtain, such as keyless entry card systems, use of conference rooms with the latest telecommunication and presentation equipment, and the ability to access high speed voice and data service from multiple providers.
     -- Simplify the leasing process - Our leasing process is designed to meet the unique needs of a small to medium size customer base with limited staffing through our "no hassle" leasing philosophy which reduces the per lease cost for us and the customer.
     -- Provide a high level of service - With our deliberate focus on small and medium size businesses, we have developed a positive, service-oriented approach specifically tailored for our customer base.
     -- Target select cities - We target cities that meet specific criteria where we hope to build meaningful multi-property portfolios over the near term.

     As a result of our focused strategy, we believe that our properties provide office space that is particularly attractive for small and medium size businesses. By executing on our strategy, we believe we have been able to maintain high occupancy rates while still maintaining strong rent per square foot trends in our core markets as compared to the general office market.

Directors and Executive Officers



                                                                                             Initial Date
                 Name                                        Position                         as Director
                 ----                                        --------                         -----------
William T. Atkins                       Chief Executive Officer, Director and Chairman of        1999
                                         the Board
Charles K. Knight                       President, Chief Operating Officer and Director          1999
Kathryn L. Hale                         Chief Financial Officer and Secretary                      -
John B. Greenman                        Chief Investment Officer and Vice President                -
Patrice Derrington                      Outside Director                                         2003
James F. Etter                          Outside Director                                         1995
Harry P. Gelles                         Outside Director                                         2000
Alexander S. Hewitt                     Director and Vice Chairman                               2004
Robert W. Holman, Jr.                   Outside Director and Lead Outside Director               2001
John A. Labate                          Outside Director                                         1995
Jerry J. Tepper                         Outside Director                                         2000

Corporate Headquarters                  Investor Relations

1780 South Bellaire Street              Kim P. Boswood
Suite 100                               (303) 297-1800 x118
Denver, Colorado 80222                  kim@amvproperties.com
(303) 297-1800

Stock Exchange                          Ticker

American Stock Exchange                 AMV


Financial Information

Selected Financial Data


                                                As of and for the three months ended-
                                   ----------------------------------------------------------------
                                       3/31/04   12/31/2003    9/30/2003    6/30/2003    3/31/2003
                                   ------------ ------------ ------------ ------------ ------------
                                     (Amounts in thousands, except share, per share and property data)
Operating Data-
Real estate operating revenue(1)        $9,594       $8,669       $6,895       $6,681       $6,549
General and administrative expenses        933        1,171          777          743          837
G&A as a percentage of revenue             9.7%        13.5%        11.3%        11.1%        12.8%

Earnings Per Share-
Net (loss)/income                        $(375)     $(1,251)        $(24)     $(1,110)        $405
(Loss)/earnings per share - basic        (0.02)       (0.07)        0.00        (0.09)        0.04
(Loss)/earnings per share - diluted      (0.02)       (0.07)        0.00        (0.09)        0.04

Funds From Operations (FFO)(2)-
FFO                                     $1,878       $1,317       $1,667         $358       $1,786
FFO per share - basic                     0.11         0.08         0.10         0.03         0.16
FFO per share - diluted                   0.11         0.07         0.10         0.03         0.16

Balance Sheet Data-
Net investment in real estate(3)      $259,921     $220,698     $197,671     $157,661     $158,802
Total assets                           275,911      240,500      216,245      181,218      175,764
Total liabilities                      166,477      170,396      142,834      105,729      130,527
Minority interest                        1,836            -            -            -            -
Total stockholders' equity             107,598       70,104       73,411       75,489       45,237

Common Stock Data-
Common shares outstanding           23,859,639   17,401,309   17,375,467   17,348,052   11,542,713
Weighted average shares - basic     17,567,414   17,383,652   17,356,751   12,806,389   11,100,292
Weighted average shares - diluted   17,721,219   17,633,834   17,459,294   12,906,283   11,203,104
Closing share price                      $6.75        $7.18        $6.50        $6.26        $6.29
Share price range for period (high
 - low)                            7.64 - 6.40  6.50 - 7.21  6.75 - 6.11  6.65 - 5.85  6.55 - 5.66
Dividends declared per share              0.13         0.13         0.13         0.13         0.13
Annualized dividend yield                  7.7%         7.2%         8.0%         8.3%         8.3%
Market value of common equity         $161,053     $124,941     $112,941     $108,599      $72,604
Total liabilities                      166,477      170,396      142,834      105,729      130,527
                                   ------------ ------------ ------------ ------------ ------------
Total market capitalization           $327,530     $295,337     $255,775     $214,328     $203,131
                                   ============ ============ ============ ============ ============

Cash Flow Data-
Net cash flow from operating
 activities                             $1,719       $3,265       $2,812       $2,590       $1,984
Net cash flow from investing
 activities                            (31,231)     (18,859)     (16,536)      (2,199)     (18,468)
Net cash flow from financing
 activities                             30,061       15,899        6,441        5,306       16,925
                                   ------------ ------------ ------------ ------------ ------------
Net change in cash and cash
 equivalents                              $549         $305      $(7,283)      $5,697         $441
                                   ============ ============ ============ ============ ============

Property Data-
Properties owned                            27           30           28           27           27
Rentable square feet                 2,365,640    2,222,079    1,891,352    1,563,063    1,564,090
Occupancy                                 84.5%        84.2%        86.8%        89.0%        88.5%



(1) Excludes the revenues of assets classified as held for sale (Texas Bank Buildings - sold March 16, 2004).
(2) See page 7 for a reconciliation of FFO from net (loss)/income and a comparison of FFO per share to (loss)/earnings per share, the most directly comparable GAAP measures.
(3) Excludes the real estate assets of properties classified as held for sale (Texas Bank Buildings - sold March 16, 2004).

Consolidated Statements of Operations

                                                For the three
                                                 months ended
                                                  March 31,
                                          --------------------------
                                               2004         2003
                                          ------------- ------------
Real Estate Operating Revenue
  Rental revenue                            $9,593,895   $6,548,627

Real Estate Operating Expenses
  Property operating expenses-
     Operating expenses                      2,805,894    1,548,705
     Real estate taxes                       1,237,864      751,838
     Management fees                            17,322       33,877
  General and administrative expenses          932,549      837,080
  Ground rent expense                          161,141            -
  Interest expense                           2,722,067    1,725,435
  Depreciation and amortization expense      2,777,091    1,327,966
                                          ------------- ------------
       Total operating expenses             10,653,928    6,224,901
                                          ------------- ------------

Other Income/(Loss)
  Interest income                               15,363        5,817
  Equity in loss of unconsolidated
   affiliate                                   (18,076)     (10,602)
                                          ------------- ------------
       Total other income/(loss)                (2,713)      (4,785)
                                          ------------- ------------

(Loss)/Income from Continuing Operations    (1,062,746)     318,941

Discontinued Operations                        687,735       86,023
                                          ------------- ------------

Net (Loss)/Income                            $(375,011)    $404,964
                                          ============= ============

(Loss)/Earnings Per Share
  Basic                                         $(0.02)       $0.04
                                          ============= ============

  Diluted                                       $(0.02)       $0.04
                                          ============= ============

Weighted Average Common Shares Outstanding
  Basic                                     17,567,414   11,100,292
                                          ============= ============

  Diluted                                   17,567,414   11,203,104
                                          ============= ============

Geographic Operating Information - 2004

As of and for the three months ended March 31, 2004-


                                  Denver       Dallas       Phoenix    Indianapolis Non-core(1)  Corporate Consolidated
                               ------------ ------------ ------------- ------------ ------------ --------- -------------
Real estate operating revenue   $2,395,260   $3,129,393    $3,235,429     $434,474     $399,339  $      -    $9,593,895
Real estate operating expenses   1,100,393    1,254,726     1,329,912      167,963      208,086         -     4,061,080
                               ------------ ------------ ------------- ------------ ------------ --------- -------------
Net operating income             1,294,867    1,874,667     1,905,517      266,511      191,253         -     5,532,815
                               ------------ ------------ ------------- ------------ ------------ --------- -------------
Percent of total                      23.4%        33.9%         34.4%         4.8%         3.5%      0.0%        100.0%
Adjustments to arrive at net
 loss-
 General and administrative
  expenses                                                                                                     (932,549)
 Ground rent expense                                                                                           (161,141)
 Interest expense                                                                                            (2,722,067)
 Depreciation and amortization
  expense                                                                                                    (2,777,091)
 Interest income                                                                                                 15,363
 Equity in loss of
  unconsolidated affiliate                                                                                      (18,076)
 Discontinued operations(2)                                                                                     687,735
                                                                                                           -------------
 Total adjustments                                                                                           (5,907,826)
                                                                                                           -------------
Net loss                                                                                                      $(375,011)
                                                                                                           =============

Net investment in real estate  $70,218,380  $53,687,207  $112,234,408  $10,194,853  $13,486,581   $99,368  $259,920,797
                               ============ ============ ============= ============ ============ ========= =============

Properties owned                         4            3             5            1           14         -            27
Rentable square feet               557,044      575,179       837,109      114,205      282,103         -     2,365,640
Occupancy                             85.3%        86.5%         85.3%        84.9%        76.3%        -          84.5%



(1) Includes the Texas State Buildings and Panorama Falls. Due to the adoption of FASB Interpretation No. 46R, the assets and liabilities of Panorama Falls are consolidated with those of AmeriVest effective March 31, 2004 and the real estate assets are reflected in the `net investment in real estate' balance in the `non-core' column. Beginning April 1, 2004, the operations of Panorama Falls will also be consolidated with those of AmeriVest. For the three months ended March 31, 2004, the investment in Panorama Falls was accounted for under the equity method and AmeriVest's share of the net loss of the entity is reflected above as `equity in loss of unconsolidated affiliate'.
(2) Includes the net operations, including gain on sale, of the Texas Bank Buildings which were sold March 16, 2004.

Geographic Operating Information - 2003

As of and for the three months ended March 31, 2003-


                                    Denver       Dallas      Phoenix    Indianapolis Non-core(1) Corporate Consolidated
                                 ------------ ------------ ------------ ------------ ----------- --------- -------------
Real estate operating revenue     $2,614,471   $1,993,374   $1,075,610     $459,990    $405,182  $      -    $6,548,627
Real estate operating expenses       984,201      644,918      315,822      159,539     229,940         -     2,334,420
                                 ------------ ------------ ------------ ------------ ----------- --------- -------------
Net operating income               1,630,270    1,348,456      759,788      300,451     175,242         -     4,214,207
                                 ------------ ------------ ------------ ------------ ----------- --------- -------------
Percent of total                        38.7%        32.0%        18.0%         7.1%        4.2%      0.0%        100.0%
Adjustments to arrive at net
 income-
 General and administrative
  expenses                                                                                                     (837,080)
 Interest expense                                                                                            (1,725,435)
 Depreciation and amortization
  expense                                                                                                    (1,327,966)
 Interest income                                                                                                  5,817
 Equity in loss of unconsolidated
  affiliate                                                                                                     (10,602)
 Discontinued operations(2)                                                                                      86,023
                                                                                                           -------------
 Total adjustments                                                                                           (3,809,243)
                                                                                                           -------------
Net income                                                                                                     $404,964
                                                                                                           =============

Net investment in real estate    $66,975,428  $43,693,948  $30,246,165   $9,417,795  $8,369,239   $99,405  $158,801,980
                                 ============ ============ ============ ============ =========== ========= =============

Properties owned                           4            2            2            1          18         -            27
Rentable square feet                 557,854      323,323      243,752       96,520     342,641         -     1,564,090
Occupancy                               83.3%        96.7%        98.4%        95.8%       80.0%        -          88.5%



(1) Includes the Texas State Buildings and Panorama Falls.
(2) Includes the net operations of the Texas Bank Buildings which were sold March 16, 2004. The Texas Bank Buildings real estate assets are no longer reflected in the `net investment in real estate' amount under the `non-core' column as they have been reclassified to `assets - held for sale'. The property information (i.e. `properties owned', `rentable square feet' and `occupancy') as of March 31, 2003 still reflects these properties.

Non-GAAP Financial Measures

     Funds From Operations (FFO) is a non-GAAP financial measure. We believe FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), to be an appropriate measure of performance for an equity REIT, for reasons, and subject to the qualifications, specified in the paragraph entitled "Non-GAAP Financial Measures" below. The following table reflects the reconciliation of FFO from net (loss)/income and a comparison of FFO per share to (loss)/earnings per share, the most directly comparable GAAP measures:



                                              As of and for the three months ended-
                                   ------------------------------------------------------------
                                    3/31/2004  12/31/2003   9/30/2003   6/30/2003    3/31/2003
                                   ----------- ----------- ----------- ----------- ------------
                                      (Amounts in thousands except share and per share data)
Funds From Operations (FFO)-
Net (loss)/income                       $(375)    $(1,251)       $(24)    $(1,110)        $405
Depreciation and amortization
 expense                                2,805       2,546       1,669       1,448        1,361
Share of depreciation and
 amortization expense of
 unconsolidated affiliate                  22          22          22          20           20
Gain on sale                             (574)          -           -           -            -
                                   ----------- ----------- ----------- ----------- ------------
FFO                                    $1,878      $1,317      $1,667        $358       $1,786
                                   =========== =========== =========== =========== ============

(Loss)/earnings per share - diluted    $(0.02)     $(0.07)      $0.00      $(0.09)       $0.04
                                   =========== =========== =========== =========== ============

FFO per share - diluted                 $0.11       $0.07       $0.10       $0.03        $0.16
                                   =========== =========== =========== =========== ============

Common Stock Data-
Weighted average shares - diluted  17,721,219  17,633,834  17,459,294  12,906,283   11,203,104



     Non-GAAP Financial Measures: Funds From Operations (FFO) is a non-GAAP financial measure. FFO is defined as net income or (loss), computed in accordance with generally accepted accounting principles (GAAP), excluding gains or (losses) from sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. We believe that FFO is helpful to investors as a measure of the performance of an equity REIT because, it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. FFO does not represent cash generated from operating activities determined by GAAP and should not be considered as an alternative to net income or (loss) (determined in accordance with GAAP) as an indication of our financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. FFO may include funds that may not be available for our management's discretionary use due to requirements to conserve funds for capital expenditures, debt repayments, property acquisitions and other commitments and uncertainties.

Consolidated Balance Sheets


                                                                  March 31,     December 31,
                                                                    2004             2003
                                                               --------------- ---------------
Assets
  Investment in real estate-
    Land                                                          $35,758,606     $28,838,214
    Buildings and improvements                                    212,271,792     184,519,890
    Furniture, fixtures and equipment                                 981,909         799,730
    Tenant improvements                                             9,155,780       6,144,440
    Tenant leasing commissions                                      1,535,091       1,061,160
    Intangible assets                                              15,853,841      11,468,120
    Less: accumulated depreciation and amortization               (15,636,222)    (12,134,025)
                                                               --------------- ---------------
         Net investment in real estate                            259,920,797     220,697,529

  Cash and cash equivalents                                         2,026,534       1,477,585
  Escrow deposits                                                   8,604,459       5,778,427
  Assets - held for sale                                                    -       3,196,877
  Investment in unconsolidated affiliate                                    -       1,364,032
  Due from related party                                                    -       3,371,526
  Due from unconsolidated affiliate                                         -         262,347
  Accounts receivable                                                 902,943         296,377
  Deferred rents receivable                                         1,506,143       1,401,455
  Deferred financing costs, net                                     2,289,316       2,301,043
  Prepaid expenses and other assets                                   660,741         353,264
                                                               --------------- ---------------

         Total assets                                            $275,910,933    $240,500,462
                                                               =============== ===============

Liabilities
  Mortgage loans and notes payable                               $154,739,860    $158,237,661
  Liabilities - held for sale                                               -       1,296,049
  Accounts payable and accrued expenses                             3,308,924       2,736,657
  Accrued real estate taxes                                         3,070,667       3,169,183
  Prepaid rents, deferred revenue and security deposits             3,079,427       2,694,335
  Dividends payable                                                 2,278,197       2,262,170
                                                               --------------- ---------------

         Total liabilities                                        166,477,075     170,396,055
                                                               --------------- ---------------

Minority interest                                                   1,836,304               -
                                                               --------------- ---------------

Stockholders' Equity
  Preferred stock, $.001 par value
    Authorized - 5,000,000 shares
    Issued and outstanding - none                                           -               -
  Common stock, $.001 par value
    Authorized - 75,000,000 shares
    Issued and outstanding - 23,859,639 and
    17,401,309 shares, respectively                                    23,860          17,401
  Capital in excess of par value                                  131,846,267      91,706,371
  Distributions in excess of accumulated earnings                 (24,272,573)    (21,619,365)
                                                               --------------- ---------------

         Total stockholders' equity                               107,597,554      70,104,407
                                                               --------------- ---------------

         Total liabilities and stockholders' equity              $275,910,933    $240,500,462
                                                               =============== ===============


Debt Summary



                                                               March 31, 2004       December 31, 2003
                                                           ---------------------- ----------------------
                                                Maturity     Principal   Interest   Principal   Interest
          Lender            Mortgaged Property    Date        Balance    Rate(1)     Balance    Rate(1)
--------------------------- ------------------ ----------- ------------- -------- ------------- --------
Fixed rate-
Teachers Insurance and      AmeriVest Plaza at  1/10/2006   $14,533,930    7.90%  $14,572,888     7.90%
 Annuity Association of        Inverness
 America

Greenwich Capital           Parkway Centre II   10/1/2008    38,687,371    5.13%   38,876,849     5.13%
 Financial Products             Centerra
                              Southwest Gas
                                 Building

Allstate Life Insurance      Financial Plaza    10/5/2010    24,548,078    5.25%   24,669,760     5.25%
 Company

Southern Farm Bureau Life    Scottsdale Norte    4/1/2011     6,611,661    7.90%    6,625,460     7.90%
   Insurance Company

Teachers Insurance and       Sheridan Center     1/1/2013    29,198,575    7.40%   29,309,686     7.40%
 Annuity Association            Arrowhead
 of America                     Fountains
                             Kellogg Building

Security Life of Denver      Keystone Office     5/1/2022     4,308,486    8.00%    4,334,828     8.00%
 Insurance                      Park - 1st
   Company

Security Life of Denver      Keystone Office     5/1/2022       482,889    8.63%      485,638     8.63%
 Insurance Company              Park - 2nd

Transatlantic Capital          Texas State       8/1/2028     5,640,873    7.66%    5,660,436     7.66%
 Company, LLC                    Buildings                 ------------- -------- ------------- --------
                                                 Subtotal  $124,011,863    6.39%  $124,535,545    6.39%
                                                           ------------- -------- ------------- --------

Variable rate-
Fleet National Bank -         Chateau Plaza    11/12/2005   $30,650,000    3.85%  $18,470,020     3.90%
 Senior Secured Line of      Greenhill Park
 Credit                      Camelback Lakes

Fleet National Bank -           Unsecured      11/12/2005             -        -   15,149,725     5.17%
 Unsecured Line of Credit                                  ------------- -------- ------------- --------
                                                 Subtotal   $30,650,000    3.85%  $33,619,745     4.47%
                                                           ------------- -------- ------------- --------
Other notes payable-
Lease Capital Corporation      Phone system    10/31/2007       $77,997   11.11%      $82,371    11.11%
                                                           ------------- -------- ------------- --------
                                                 Subtotal       $77,997   11.11%      $82,371    11.11%
                                                           ------------- -------- ------------- --------

                   Total mortgage loans and notes payable  $154,739,860    5.89%  $158,237,661    5.98%
                                                           ============= ======== ============= ========

Liabilities - held for sale
Jefferson Pilot                Texas Bank
                                 Buildings       5/1/2013  $          -        -    $1,292,749     9.00%
                                                           ------------- -------- ------------- --------

 Total including mortgage loan included in
  'liabilities - held for sale'                            $154,739,860    5.89%  $159,530,410     6.01%
                                                           ============= ======== ============= ========


Scheduled maturities (for the years ended December 31,)-
2004                                                      $1,623,505
2005                                                      32,946,055
2006                                                      16,495,075
2007                                                       2,394,890
2008                                                      37,136,849
Thereafter                                                64,143,486
                                                        -------------
Total                                                   $154,739,860
                                                        =============

Cash flow information (for the three months ended
 March 31, 2004)-
Additions                                                $36,017,462
Repayments                                               (40,264,964)
Scheduled principal
 repayments                                                 (543,048)
                                                        -------------
Total                                                    $(4,790,550)
                                                        =============

(1) Interest only, does not include amortization of deferred financing costs or unused facility fees.

Portfolio Information

Property Summary


                                                     March 31, 2004            December 31, 2003
                                               -------------------------- ---------------------------
       Building/           Year      Rentable   Occupancy      Average     Occupancy      Average
        Location         Acquired    Area(1)     Rate(2)      Rent Per      Rate(2)    Rent Per SF(3)
                                                                SF(3)
----------------------------------- ---------- ------------ ------------- ------------ --------------
Same Store-
Southwest Gas Building
   Phoenix, AZ                2003    147,660         82.7%      $ 22.21         80.4%       $ 22.10

Chateau Plaza
   Dallas, TX                 2002    171,294         97.4%        23.08        100.0%         22.70

Centerra
   Denver, CO                 2002    186,582         82.1%        18.26         72.9%         19.89

Parkway Centre II
   Plano, TX                  2002    151,968         91.8%        20.50         95.4%         20.61

Kellogg Building
   Littleton, CO              2001    111,580         92.2%        20.78         85.8%         21.04

Arrowhead Fountains
   Peoria, AZ                 2001     96,092        100.0%        22.71        100.0%         21.85

AmeriVest Plaza at
 Inverness
   Englewood, CO              2001    118,720         90.9%        23.12         91.3%         23.10

Sheridan Center
   Denver, CO                 2000    140,162         79.4%        16.52         82.7%         16.36
                                    ---------- ------------ ------------- ------------ --------------
                          Subtotal  1,124,058         88.9%       $20.88         87.8%        $20.99
                                    ---------- ------------ ------------- ------------ --------------

2003 Acquisitions and Developments-
Greenhill Park
   Addison, TX                2003    251,917         76.0%      $ 18.74         76.7%       $ 18.84

Scottsdale Norte
   Scottsdale, AZ             2003     79,233         71.1%        22.95         80.9%         23.16

Financial Plaza
   Mesa, AZ                   2003    310,830         82.3%        23.05         80.5%         23.02

Keystone Office Park
   Indianapolis, IN      1999/2003    114,205         84.9%        17.77         86.4%         17.71
                                    ---------- ------------ ------------- ------------ --------------
                          Subtotal    756,185         79.4%       $20.82         80.2%        $20.84
                                    ---------- ------------ ------------- ------------ --------------

2004 Acquisitions-
Camelback Lakes
Phoenix, AZ                   2004    203,294         90.2%      $ 21.14          N/A            N/A
                                    ---------- ------------ ------------- ------------ --------------
                          Subtotal    203,294         90.2%       $21.14          N/A            N/A
                                    ---------- ------------ ------------- ------------ --------------

Joint Ventures-
Panorama Falls(4)
   Englewood, CO              2000     59,561         74.1%      $ 19.37         78.0%       $ 19.01
                                    ---------- ------------ ------------- ------------ --------------
                          Subtotal     59,561         74.1%       $19.37         78.0%        $19.01
                                    ---------- ------------ ------------- ------------ --------------

Non-Core-
Texas Bank Buildings(5)
   Texas                      1998        N/A          N/A           N/A        100.0%       $ 15.88

Texas State Buildings(6)
   Texas                 1997/1998    222,542         76.8%       $ 9.00         76.8%          9.00
                                    ---------- ------------ ------------- ------------ --------------
                          Subtotal    222,542         76.8%        $9.00         81.7%        $10.79
                                    ---------- ------------ ------------- ------------ --------------

                             Total  2,365,640         84.5%       $19.83         84.2%        $19.63
                                    ========== ============ ============= ============ ==============



(1) Includes office space but excludes storage, telecommunications and garage space.
(2) Includes space leased but not yet occupied.
(3) Annualized cash basis revenue divided by leased area.
(4) 20% of the property is owned by AmeriVest and 80% of the property is owned by The John M. and Florence Bryan Trust as tenants in common.
(5) These buildings were sold March 16, 2004.
(6) 11 of 13 buildings are leased primarily to various agencies of the State of Texas. The Clint and Paris, Texas buildings are currently vacant.

Lease Expiration Information

     The following schedules detail the tenant(1) lease expirations for our 100%-owned properties(2) at March 31, 2004 in total and by geographic region:

Consolidated


                Number of       Square      Annual      Percentage of Total
     Year         Leases       Footage     Revenue         Annual Revenue
----------------------------------------------------------------------------
     2004            76       234,364    $4,392,387                11.6%
     2005           101       480,969    10,105,809                26.7%
     2006            92       286,531     5,343,585                14.1%
     2007            68       339,587     6,821,565                18.0%
     2008            41       167,520     3,305,130                 8.7%
     2009            29       186,579     3,903,111                10.3%
     2010             7       135,003     2,325,566                 6.2%
     2011             4        30,489       576,185                 1.5%
     2012             2        32,910       749,794                 2.0%
     2013             -             -             -                   -
     2014             1        19,798       235,200                 0.6%
     2015             2         6,120       116,280                 0.3%
              --------------------------------------------------------------
    Total           423     1,919,870   $37,874,612               100.0%
              ==============================================================



Denver


                Number of       Square     Annual      Percentage of Total
     Year         Leases       Footage    Revenue         Annual Revenue
----------------------------------------------------------------------------
     2004            45        66,792    $1,376,780                15.9%
     2005            60       140,966     3,038,695                35.1%
     2006            41        59,825     1,088,540                12.6%
     2007            27        58,460     1,080,549                12.5%
     2008            21        69,741     1,310,175                15.1%
     2009             8        18,855       323,763                 3.7%
     2010             -             -             -                   -
     2011             1         5,460        92,984                 1.1%
     2012             -             -             -                   -
     2013             -             -             -                   -
     2014             1        19,798       235,200                 2.7%
     2015             2         6,120       116,280                 1.3%
              --------------------------------------------------------------
    Total           206       446,017    $8,662,966               100.0%
              ==============================================================

Phoenix


                Number of       Square        Annual    Percentage of Total
     Year         Leases       Footage       Revenue       Annual Revenue
----------------------------------------------------------------------------
     2004            14        51,867    $1,207,656                 7.7%
     2005            17       102,985     2,294,158                14.5%
     2006            29       117,713     2,651,452                16.8%
     2007            26       136,283     3,021,338                19.1%
     2008             8        32,266       745,639                 4.7%
     2009            14       147,683     3,223,919                20.4%
     2010             3        81,463     1,704,587                10.8%
     2011             1        16,879       388,217                 2.5%
     2012             1        24,444       546,610                 3.5%
     2013             -             -             -                   -
     2014             -             -             -                   -
     2015             -             -             -                   -
              --------------------------------------------------------------
    Total           113       711,583   $15,783,576               100.0%
              ==============================================================



Dallas


                Number of       Square        Annual    Percentage of Total
     Year         Leases       Footage       Revenue       Annual Revenue
----------------------------------------------------------------------------
     2004             7        51,175    $1,038,224                10.2%
     2005            15       192,253     4,298,812                42.3%
     2006             9        28,661       594,913                 5.8%
     2007            12       137,686     2,592,389                25.5%
     2008            10        62,133     1,192,210                11.7%
     2009             4        11,329       200,320                 2.0%
     2010             1         2,612        47,016                 0.5%
     2011             -             -             -                   -
     2012             1         8,466       203,184                 2.0%
     2013             -             -             -                   -
     2014             -             -             -                   -
     2015             -             -             -                   -
              --------------------------------------------------------------
    Total            59       494,315   $10,167,068               100.0%
              ==============================================================

Indianapolis



                Number of       Square        Annual    Percentage of Total
     Year         Leases       Footage       Revenue       Annual Revenue
----------------------------------------------------------------------------
     2004             8        26,501      $461,637                26.8%
     2005             7        11,910       208,997                12.2%
     2006             9        31,534       576,802                33.5%
     2007             3         7,158       127,289                 7.4%
     2008             2         3,380        57,106                 3.3%
     2009             3         8,712       155,109                 9.0%
     2010             1         5,343        93,503                 5.4%
     2011             1         2,400        40,800                 2.4%
     2012             -             -             -                   -
     2013             -             -             -                   -
     2014             -             -             -                   -
     2015             -             -             -                   -
              --------------------------------------------------------------
    Total            34        96,938    $1,721,243               100.0%
              ==============================================================




Non-core


                Number of       Square        Annual    Percentage of Total
     Year         Leases       Footage       Revenue       Annual Revenue
----------------------------------------------------------------------------
     2004             2        38,029      $308,090                20.0%
     2005             2        32,855       265,147                17.2%
     2006             4        48,798       431,878                28.1%
     2007             -             -             -                   -
     2008             -             -             -                   -
     2009             -             -             -                   -
     2010             2        45,585       480,460                31.2%
     2011             1         5,750        54,184                 3.5%
     2012             -             -             -                   -
     2013             -             -             -                   -
     2014             -             -             -                   -
     2015             -             -             -                   -
              --------------------------------------------------------------
    Total            11       171,017    $1,539,759               100.0%
              ==============================================================


(1) Excludes Kellogg Executive Suite and month-to-month tenants.
(2) Does not include Panorama Falls.

Other Property Information

     The following chart illustrates the geographic distribution of our 100%-owned core properties(1) by square footage at March 31, 2004:

[CHART OMITTED]
                        Denver          27%
                        Dallas          28%
                        Phoenix         40%
                        Indianapolis     5%

     The following table categorizes the leased area of our 100%-owned core properties(1) by our tenant's industry at March 31, 2004:

                                                            Percentage
             Industry                                        of Area
             --------                                       ----------
Wholesale trade and manufacturing                             13.6%
Healthcare                                                    10.0%
Real estate                                                    9.8%
Financial services - advisement and brokerage                  9.1%
Consulting and business services                               8.7%
Financial services - insurance                                 7.3%
Financial services - mortgage                                  6.3%
Legal                                                          6.2%
Energy                                                         5.6%
Travel, entertainment and food service                         5.3%
Computer systems and software                                  4.8%
Telecommunications                                             3.4%
Financial services - banking                                   3.4%
Other                                                          2.9%
Accounting                                                     2.8%
Engineering                                                    0.5%
Advertising and marketing                                      0.3%


(1) Does not include the Texas State Buildings or Panorama Falls.